Exhibit 99.1

LEXINGTON REALTY TRUST

QUARTERLY SUPPLEMENTAL INFORMATION

June 30, 2017

This Quarterly Earnings Press Release and Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”), which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO available to all equityholders and unitholders – diluted for the year ending December 31, 2017, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST

TRADED: NYSE: LXP

ONE PENN PLAZA, SUITE 4015

NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2017 RESULTS

New York, NY - August 8, 2017 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2017.

Second Quarter 2017 Highlights

•	Generated Net Income attributable to common shareholders of $5.5 million, or $0.02 per diluted common share.
•	Generated Adjusted Company Funds From Operations available to all equityholders and unitholders - diluted (“Adjusted Company FFO”) of $57.0 million, or $0.23 per diluted common share.
•	Acquired three industrial properties for an aggregated cost of $104.2 million and completed the Charlotte, NC build-to-suit project for $61.3 million.
•	Committed to acquire an industrial property in Romulus, MI for $39.3 million.
•	Invested $9.3 million in an on-going build-to-suit project.
•	Sold six properties for $59.1 million.
•	Retired $19.8 million of secured debt.
•	Completed 1.4 million square feet of new leases and lease extensions with overall portfolio 98.1% leased at quarter end.

Subsequent Events

•	Disposed of a retail property in Lexington, NC and a vacant office property in Rock Hill, SC for an aggregate $7.7 million.
•	Acquired an industrial property in McDonough, GA for $66.7 million, which is net leased for 10.5 years.
•	Extended the 2018 lease maturities on an industrial property in Columbus, OH and an industrial property in Marshall, MI aggregating 1.0 million square feet.
•	Borrowed $70.0 million under its unsecured revolving credit facility.

Adjusted Company FFO is a non-GAAP financial measure. It and certain other non-GAAP financial measures are defined and reconciled later in this press release.

T. Wilson Eglin, Chief Executive Officer and President of Lexington Realty Trust, commented, “During the second quarter, we continued to execute on our business plan by addressing lease rollover, selling under-performing and non-core properties, completing build-to-suit projects and acquiring high-quality industrial properties.  Acquisition and build-to-suit completions of $166 million exceeded sales volume of $59 million for the quarter, and our industrial investment pipeline remains promising. After strong leasing volume of 1.4 million square feet, our portfolio was 98.1% leased at quarter end. In the second half of the year, we will continue to focus on adding high quality industrial properties to our portfolio while further simplifying our holdings through asset sales, primarily in the office area.”

3

FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2017, total gross revenues were $95.7 million, compared with total gross revenues of $116.9 million for the quarter ended June 30, 2016. The decrease was primarily attributable to 2017 and 2016 property sales, particularly the sale of the New York City land investments in 2016, a lease termination payment received in 2016 and lease expirations, partially offset by revenue generated from property acquisitions and new leases.

Net Income Attributable to Common Shareholders

For the quarter ended June 30, 2017, net income attributable to common shareholders was $5.5 million, or $0.02 per diluted share, compared with net income attributable to common shareholders for the quarter ended June 30, 2016 of $53.9 million, or $0.23 per diluted share.

Adjusted Company FFO

For the quarter ended June 30, 2017, Lexington generated Adjusted Company FFO of $57.0 million, or $0.23 per diluted share, compared to Adjusted Company FFO for the quarter ended June 30, 2016 of $79.1 million, or $0.32 per diluted share. The decrease was primarily attributable to the items discussed above under "Revenues".

Dividends/Distributions

As previously announced, during the second quarter of 2017, Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2017 of $ 0.175 per common share/unit, which was paid on July 17, 2017 to common shareholders/unitholders of record as of June 30, 2017. Lexington also declared a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock, which is expected to be paid on August 15, 2017 to Series C Preferred Shareholders of record as of July 31, 2017.

TRANSACTION ACTIVITY

ACQUISITIONS AND COMPLETED BUILD-TO-SUIT TRANSACTIONS

Tenant	Location	Sq. Ft.	Property Type	Initial Basis ($000)	Approximate Lease Term (Yrs)
AvidXchange, Inc.	Charlotte, NC	201,000	Office	$61,339	15
General Electric Company(1)	Cleveland, TN	851,000	Industrial	34,400	7
O'Neal Metals (Texas), L.P.	Grand Prairie, TX	215,000	Industrial	24,317	20
Carrier Corporation	San Antonio, TX	849,000	Industrial	45,507	10
		2,116,000		$165,563

(1)	Initial Basis excludes an $850 thousand future tenant allowance, which was credited at closing.

The above were acquired/completed at aggregate weighted-average GAAP and cash capitalization rates of 8.1% and 7.2%, respectively.

4

ON-GOING BUILD-TO-SUIT PROJECT

Location	Sq. Ft.	Property Type	Maximum Commitment/Estimated Completion Cost ($000)	GAAP Investment Balance as of 6/30/2017 ($000)	Estimated Acquisition/ Completion Date	Estimated Initial GAAP Yield	Estimated Initial Cash Yield	Approximate Lease Term (Yrs)
Opelika, AL	165,000	Industrial	$37,370	$29,442	3Q 17	8.9%	7.0%	25

FORWARD PURCHASE COMMITMENTS

Location	Sq. Ft.	Property Type	Maximum Acquisition Cost ($000)	Estimated Acquisition Date	Estimated Initial GAAP Yield	Estimated Initial Cash Yield	Approximate Lease Term (Yrs)
Warren, MI(1)	260,000	Industrial	$47,000	3Q 17	8.3%	7.3%	15
Romulus, MI	500,000	Industrial	39,330	3Q 17	6.5%	6.1%	15
	760,000		$86,330		7.5%	6.7%

(1)	A $4.6 million letter of credit secures the obligation to purchase this property.

PROPERTY DISPOSITIONS

Primary Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized Net Income(1) ($000)	Annualized NOI(1) ($000)	Month of Disposition	% Leased
Silver Spring Foods, Inc.	Eau Claire, WI	Industrial	$13,647	$1,002	$1,070	April	100%
Vacant	Southfield, MI	Multi-Tenant - Office	3,461	(3,323)	(956)	May	0%
BJC Health System	Bridgeton, MO	Multi-Tenant - Office	1,100	(139)	(2)	May	50%
Marketlink, Inc.	Des Moines, IA	Industrial	15,592	381	2,676	May	6%
Kmart Corporation	Lorain, OH	Other	6,300	407	71	May	100%
Hollingsworth Logistics Group, L.L.C.	Temperance, MI	Multi-Tenant - Industrial	19,000	(55)	258	May	52%
			$59,100	$(1,727)	$3,117

(1)	Quarterly period prior to sale annualized.

These sales resulted in aggregate gains of $10.2 million and aggregate impairment charges of $3.6 million.

5

LEASING

During the second quarter of 2017, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	Centennial	CO	Arrow Electronics, Inc.	09/2017	03/2033	128,500
2	Herndon	VA	United States of America	05/2018	05/2022	159,644
3	Kingsport	TN	Kingsport Power Company	06/2018	06/2023	42,770
4-6	Honolulu/Indianapolis	HI/IN	N/A	2017-2018	2018-2020	4,472
6	Total office lease extensions					335,386

	Industrial / Multi-Tenant
1	Shelby	NC	Clearwater Paper Corporation	05/2031	05/2036	673,518
2	Antioch	TN	Evergreen Presbyterian Ministries	04/2017	04/2024	11,238
3	Henderson	NC	Staples, Inc.	06/2018	12/2018	196,946
3	Total industrial lease extensions					881,702

	Other
1	Paris	TN	The Kroger Co.	07/2018	07/2023	31,170
1	Total other lease extensions					31,170

10	Total lease extensions					1,248,258

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	Houston	TX	Saipem America, Inc.	10/2017	27,213
1	Total new office leases				27,213

	Industrial/Multi-Tenant
1	Temperance(2)	MI	Hollingsworth Logistics Group L.L.C.	11/2021	112,549
1	Total new industrial leases				112,549

2	Total new leases				139,762
12	TOTAL NEW AND EXTENDED LEASES				1,388,020

(1)	Leases greater than 10,000 square feet.
(2)	Property subsequently sold.

As of June 30, 2017, Lexington's portfolio was 98.1% leased, excluding any property subject to a mortgage loan in default.

BALANCE SHEET/CAPITAL MARKETS

In the second quarter of 2017, Lexington satisfied an aggregate $19.8 million of nonrecourse mortgage debt.

6

2017 EARNINGS GUIDANCE

Lexington now estimates that its net income attributable to common shareholders per diluted common share for the year ended December 31, 2017 will be within an expected range of $0.65 to $0.69. Lexington is reaffirming that its Adjusted Company FFO for the year ended December 31, 2017 will be within an expected range of $0.94 to $0.98 per diluted common share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

SECOND QUARTER 2017 CONFERENCE CALL

Lexington will host a conference call today, August 8, 2017, at 8:30 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2017. Interested parties may participate in this conference call by dialing 1-844-825-9783 (U.S.), 1-412-317-5163 (International) or 1-855-669-9657 (Canada). A replay of the call will be available through November 8, 2017, at 1-877-344-7529 (U.S.), 1-412-317-0088 (International) or 1-855-669-9658 (Canada), pin code for all replay numbers is 10110777. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

7

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust (NYSE: LXP) is a publicly traded real estate investment trust (REIT) that owns a diversified portfolio of real estate assets consisting primarily of equity investments in single-tenant net-leased commercial properties across the United States. Lexington seeks to expand its portfolio through build-to-suit transactions, sale-leaseback transactions and other transactions, including acquisitions. For more information, including Lexington's Quarterly Supplemental Information package, or to follow Lexington on social media, visit www.lxp.com.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2017, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held, and all property operating activities are conducted, through special purpose entities, which are separate and distinct legal entities that maintain separate books and records, but in some instances are consolidated for financial statement purposes and/or disregarded for income tax purposes. The assets and credit of each special purpose entity with a property subject to a mortgage loan are not available to creditors to satisfy the debt and other obligations of any other person, including any other special purpose entity or affiliate. Consolidated entities that are not property owner subsidiaries do not directly own any of the assets of a property owner subsidiary (or the general partner, member of managing member of such property owner subsidiary), but merely hold partnership, membership or beneficial interests therein which interests are subordinate to the claims of the property owner subsidiary's (or its general partner's, member's or managing member's) creditors.

8

Non-GAAP Financial Measures - Definitions

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Earnings Release and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable measures under generally accepted accounting principles (“GAAP”), reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing or financing activities or liquidity.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents relating to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investment's ability to fund cash needs.

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) divided by the acquisition/completion cost (or sale) price.

Net Operating Income (“NOI”): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

# # #

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Gross revenues:
Rental	$87,565	$108,982	$176,219	$212,202
Tenant reimbursements	8,119	7,930	15,564	15,987
Total gross revenues	95,684	116,912	191,783	228,189
Expense applicable to revenues:
Depreciation and amortization	(42,320)	(41,272)	(85,211)	(84,399)
Property operating	(12,974)	(11,293)	(25,090)	(23,371)
General and administrative	(8,141)	(7,747)	(17,598)	(15,522)
Non-operating income	1,371	3,553	3,992	6,420
Interest and amortization expense	(19,216)	(22,679)	(38,941)	(45,572)
Debt satisfaction charges, net	(46)	(3,194)	(46)	(3,356)
Impairment charges and loan loss	(13,599)	(3,014)	(21,591)	(3,014)
Gains on sales of properties	10,240	25,326	44,433	42,341
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	10,999	56,592	51,731	101,716
Provision for income taxes	(377)	(224)	(799)	(637)
Equity in earnings (losses) of non-consolidated entities	(3,257)	312	(1,347)	6,054
Net income	7,365	56,680	49,585	107,133
Less net income attributable to noncontrolling interests	(213)	(1,148)	(393)	(2,158)
Net income attributable to Lexington Realty Trust shareholders	7,152	55,532	49,192	104,975
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(60)	(84)	(131)	(175)
Net income attributable to common shareholders	$5,519	$53,875	$45,916	$101,655

Net income attributable to common shareholders - per common share basic	$0.02	$0.23	$0.19	$0.44
Weighted-average common shares outstanding – basic	237,720,198	232,592,998	237,451,355	232,617,901

Net income attributable to common shareholders - per common share diluted	$0.02	$0.23	$0.19	$0.43
Weighted-average common shares outstanding – diluted	241,531,313	235,227,199	241,310,529	235,151,256

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2017	December 31, 2016
Assets:
Real estate, at cost	$3,638,123	$3,533,172
Real estate - intangible assets	575,172	597,294
Investments in real estate under construction	29,442	106,652
	4,242,737	4,237,118
Less: accumulated depreciation and amortization	1,185,911	1,208,792
Real estate, net	3,056,826	3,028,326
Assets held for sale	5,984	23,808
Cash and cash equivalents	93,279	86,637
Restricted cash	35,939	31,142
Investment in and advances to non-consolidated entities	61,771	67,125
Deferred expenses, net	32,873	33,360
Loans receivable, net	—	94,210
Rent receivable – current	5,407	7,516
Rent receivable – deferred	41,789	31,455
Other assets	32,935	37,888
Total assets	$3,366,803	$3,441,467

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$703,845	$738,047
Term loans payable, net	501,602	501,093
Senior notes payable, net	494,780	494,362
Trust preferred securities, net	127,146	127,096
Dividends payable	48,037	47,264
Liabilities held for sale	324	191
Accounts payable and other liabilities	33,901	59,601
Accrued interest payable	5,953	6,704
Deferred revenue - including below market leases, net	39,116	39,895
Prepaid rent	15,974	14,723
Total liabilities	1,970,678	2,028,976

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 240,612,821 and 238,037,177 shares issued and outstanding in 2017 and 2016, respectively	24	24
Additional paid-in-capital	2,822,217	2,800,736
Accumulated distributions in excess of net income	(1,538,442)	(1,500,966)
Accumulated other comprehensive income (loss)	443	(1,033)
Total shareholders’ equity	1,378,258	1,392,777
Noncontrolling interests	17,867	19,714
Total equity	1,396,125	1,412,491
Total liabilities and equity	$3,366,803	$3,441,467

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
EARNINGS PER SHARE:

Basic:
Net income attributable to common shareholders	$5,519	$53,875	$45,916	$101,655

Weighted-average number of common shares outstanding - basic	237,720,198	232,592,998	237,451,355	232,617,901

Net income attributable to common shareholders - per common share basic	$0.02	$0.23	$0.19	$0.44

Diluted:
Net income attributable to common shareholders - basic	$5,519	$53,875	$45,916	$101,655
Impact of assumed conversions	—	315	(19)	628
Net income attributable to common shareholders	$5,519	$54,190	$45,897	$102,283

Weighted-average common shares outstanding - basic	237,720,198	232,592,998	237,451,355	232,617,901
Effect of dilutive securities:
Share options	86,653	273,920	111,252	204,783
6.00% Convertible Guaranteed Notes	—	1,878,445	—	1,909,841
Operating Partnership Units	3,724,462	—	3,747,922	—
Non-vested common shares	—	481,836	—	418,731
Weighted-average common shares outstanding - diluted	241,531,313	235,227,199	241,310,529	235,151,256

Net income attributable to common shareholders - per common share diluted	$0.02	$0.23	0.19	$0.43

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

ADJUSTED COMPANY FUNDS FROM OPERATIONS & COMPANY FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$5,519	$53,875	$45,916	$101,655
Adjustments:
Depreciation and amortization	41,076	39,688	82,618	80,881
Impairment charges - real estate, including non-consolidated entities	17,111	3,014	19,809	3,014
Noncontrolling interests - OP units	—	927	(19)	1,662
Amortization of leasing commissions	1,244	1,584	2,593	3,518
Joint venture and noncontrolling interest adjustment	265	222	605	458
Gains on sales of properties, including non-consolidated entities	(10,240)	(25,326)	(45,885)	(47,719)
Tax on sales of properties	—	—	—	50
FFO available to common shareholders and unitholders - basic	54,975	73,984	105,637	143,519
Preferred dividends	1,573	1,573	3,145	3,145
Interest and amortization on 6.00% Convertible Guaranteed Notes	—	233	—	485
Amount allocated to participating securities	60	84	131	175
FFO available to all equityholders and unitholders - diluted	56,608	75,874	108,913	147,324
Debt satisfaction charges, net	46	3,194	46	3,356
Loan loss	—	—	5,294	—
Transaction costs	302	68	488	214
Adjusted Company FFO available to all equityholders and unitholders - diluted	56,956	79,136	114,741	150,894

FUNDS AVAILABLE FOR DISTRIBUTION:
Adjustments:
Straight-line adjustments	(5,641)	(13,241)	(8,550)	(24,380)
Lease incentives	510	419	941	842
Amortization of above/below market leases	346	499	860	955
Lease termination payments, net	(530)	(2,152)	(295)	(4,563)
Non-cash interest, net	497	(632)	652	(1,014)
Non-cash charges, net	1,987	2,403	4,133	4,610
Tenant improvements	(4,233)	601	(5,995)	(119)
Lease costs	(1,385)	(3,477)	(3,056)	(4,707)
Company Funds Available for Distribution	$48,507	$63,556	$103,431	$122,518

Per Common Share and Unit Amounts
Basic:
FFO	$0.23	$0.31	$0.44	$0.61

Diluted:
FFO	$0.23	$0.31	$0.44	$0.60
Adjusted Company FFO	$0.23	$0.32	$0.47	$0.62

Basic:
Weighted-average common shares outstanding - basic EPS	237,720,198	232,592,998	237,451,355	232,617,901
Operating partnership units(1)	3,724,462	3,818,805	3,747,922	3,819,498
Weighted-average common shares outstanding - basic FFO	241,444,660	236,411,803	241,199,277	236,437,399

Diluted:
Weighted-average common shares outstanding - diluted EPS	241,531,313	235,227,199	241,310,529	235,151,256
Operating partnership units(1)	—	3,818,805	—	3,819,498
Unvested share-based payment awards	606,934	—	648,810	—
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	246,848,817	243,756,574	246,669,909	243,681,324

(1)	Includes OP units other than OP units held by Lexington.

13

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

2017 EARNINGS GUIDANCE

	Twelve Months Ended December 31, 2017
	Range
Estimated:
Net income attributable to common shareholders per diluted common share(1)	$0.65	$0.69
Depreciation and amortization	0.70	0.70
Impact of capital transactions	(0.41)	(0.41)
Estimated Adjusted Company FFO per diluted common share	$0.94	$0.98

(1)	Assumes all convertible securities are dilutive.

14

EXINGTON REALTY TRUST

2017 Second Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS

	Primary Tenant (Guarantor)	Location		Square Feet	Property Type	Initial Basis ($000)	Month Closed	Primary Lease Expiration
1	AvidXchange, Inc.	Charlotte	NC	201,000	Office	$61,339	April	04/2032
2	General Electric Company (1)	Cleveland	TN	851,000	Industrial	34,400	May	03/2024
3	O'Neal Metals (Texas), L.P. (O'Neal Industries, Inc.)	Grand Prairie	TX	215,000	Industrial	24,317	June	03/2037
4	Carrier Corporation (United Technologies Corporation)	San Antonio	TX	849,000	Industrial	45,507	June	04/2027
4	TOTAL PROPERTY INVESTMENTS (2)(3)					$165,563

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS (5)
	Primary Tenant	Location		Property Type	Gross Sale Price ($000)	Annualized Net Income ($000) (5)	Annualized NOI ($000)(4)(5)	Month of Disposition	% Leased	Gross Sale Price PSF
1	Silver Spring Foods, Inc.	Eau Claire	WI	Industrial	$13,647	$1,002	$1,070	April	100%	$85.83
2	Vacancy	Southfield	MI	Multi-Tenant - Office	3,461	(3,323)	(956)	May	0%	9.62
3	BJC Health System	Bridgeton	MO	Multi-Tenant - Office	1,100	(139)	(2)	May	50%	21.54
4	Marketlink, Inc.	Des Moines	IA	Industrial	15,592	381	2,676	May	6%	38.50
5	Kmart Corporation	Lorain	OH	Other	6,300	407	71	May	100%	32.61
6	Hollingsworth Logistics Group, L.L.C.	Temperance	MI	Multi-Tenant - Industrial	19,000	(55)	258	May	52%	25.10
6	TOTAL PROPERTY DISPOSITIONS				$59,100	$(1,727)	$3,117

Footnotes

(1)	Initial Basis excludes an $850 thousand future tenant allowance, which was credited at closing.
(2)	The above were acquired / completed at aggregate weighted-average GAAP and cash capitalization rates of 8.1% and 7.2%, respectively.
(3)	In addition, Lexington expanded its Plymouth, MI, building by 21,479 square feet at a cost of $1.5 million.
(4)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(5)	1Q 2017 annualized.

15

LEXINGTON REALTY TRUST

2017 Second Quarter Build-to-Suit Projects / Forward Purchase Commitments

BUILD-TO-SUIT PROJECTED CONSTRUCTION FUNDING SCHEDULE (1)

	Location	Property Type	Sq. Ft	Approximate Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	Investment balance as of 6/30/17 ($000) (2)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated Initial GAAP Yield (3)	Estimated Initial Cash Yield (3)
							Q3 2017	Q4 2017	Q1 2018	Q2 2018
1	Opelika, AL	Industrial	165,000	25	$37,370	$29,442	$7,700	$-	$-	$-	3Q 17	8.9%	7.0%

FORWARD PURCHASE COMMITMENTS (1)

	Location	Property Type	Sq. Ft.	Approximate Lease Term (Years)	Maximum Acquisition Cost ($000)	Estimated Completion Date	Estimated GAAP Yield (3)	Estimated Initial Cash Yield (3)
1	Warren, MI (4)	Industrial	260,000	15	$47,000	3Q 17	8.3%	7.3%
2	Romulus, MI	Industrial	500,000	15	39,330	3Q 17	6.5%	6.1%

2	TOTAL FORWARD PURCHASE COMMITMENTS		760,000		$86,330		7.5%	6.7%

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed or, if completed, will perform to Lexington's expectations.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $29.8 million.
(3)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(4)	A $4.6 million letter of credit secures the obligation to purchase this property.

16

LEXINGTON REALTY TRUST

2017 Second Quarter Financing Summary

DEBT RETIRED

	Location	Primary Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	Fixed Rate	Maturity Date

	Consolidated Mortgage Debt:
1	Shreveport, LA	Libbey Glass, Inc. (Libbey Inc.)	Industrial	$19,000	5.690%	07/2017
2	Lorain, OH (1)	Kmart Corporation	Other	767	7.750%	07/2018

				$19,767

Footnotes:

(1)	Property sold. Debt defeased at closing.

17

LEXINGTON REALTY TRUST

2017 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)	New Cash Rent Per Annum ($000)(1)(3)	Prior Cash Rent Per Annum ($000)(3)
	Office / Multi-Tenant Office
1	Arrow Electronics, Inc. (4)	Centennial	CO	09/2017	03/2033	128,500	$2,562	$2,256	$2,377	$2,853
2	United States of America	Herndon	VA	05/2018	05/2022	159,644	3,128	3,402	3,220	3,741
3	Kingsport Power Company	Kingsport	TN	06/2018	06/2023	42,770	310	128	310	310
4-6	Various	Honolulu/Indianapolis	HI/IN	2017-2018	2018-2020	4,472	85	88	85	88
6	Total office lease extensions					335,386	$6,085	$5,874	$5,992	$6,992

	Industrial / Multi-Tenant Industrial
1	Clearwater Paper Corporation	Shelby	NC	05/2031	05/2036	673,518	$2,786	$2,601	$3,180	$3,117
2	Evergreen Presbyterian Ministries	Antioch	TN	04/2017	04/2024	11,238	126	149	126	149
3	Staples, Inc.	Henderson	NC	06/2018	12/2018	196,946	869	860	886	886
3	Total industrial lease extensions					881,702	$3,781	$3,610	$4,192	$4,152
				`
	Other
1	The Kroger Co.	Paris	TN	07/2018	07/2023	31,170	$159	$169	$159	$159
1	Total other lease extensions					31,170	$159	$169	$159	$159

10	TOTAL EXTENDED LEASES					1,248,258	$10,025	$9,653	$10,343	$11,303

NEW LEASES

	Tenant (Guarantor)	Location		Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	New Cash Rent Per Annum ($000)(1)(3)
	Office/Multi-Tenant Office
1	Saipem America, Inc. (Saipem S.p.A.)	Houston	TX	10/2017	27,213	$354	$354
1	Total office new lease				27,213	$354	$354

	Industrial/Multi-Tenant Industrial
1	Hollingsworth Logistics Group, L.L.C. (5)	Temperance	MI	11/2021	112,549	$338	$338
1	Total industrial new leases				112,549	$338	$338

2	TOTAL NEW LEASES				139,762	$692	$692

12	TOTAL NEW AND EXTENDED LEASES				1,388,020	$10,717	$11,035

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LEXINGTON REALTY TRUST

2017 Second Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (2)

	Tenant	Location		Lease Expiration Date	Sq. Ft.	2016 GAAP Rent ($000)	2016 Cash Rent ($000)(3)
	Other
1	Marsh Supermarkets, Inc. (6)	Lawrence	IN	10/2018	28,721	$193	$193

Footnotes

(1)	Assumes twelve months rent from the later of 7/1/17 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Excludes multi-tenant properties.
(3)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(4)	Prior GAAP rent excludes termination income recognized from a prior tenant of $776. New lease is a net lease while prior lease was a gross lease.
(5)	Property subsequently sold.
(6)	Tenant declared bankruptcy and rejected the lease.

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LEXINGTON REALTY TRUST

Other Revenue Data

6/30/2017

($000)

Other Revenue Data

	GAAP Rent
Asset Class	Six months ended
	6/30/17 (1)	6/30/17 Percentage	6/30/16 Percentage (5)
Office	$91,072	53.3%	48.3%
Industrial	70,406	41.2%	33.8%
Multi-tenant	4,336	2.6%	2.9%
Other	5,027	2.9%	15.0%
	$170,841	100.0%	100.0%

	GAAP Rent
Credit Ratings (2)	Six months ended
	6/30/17 (1)	6/30/17 Percentage	6/30/16 Percentage
Investment Grade	$66,930	39.2%	33.1%
Non-Investment Grade	27,149	15.9%	14.0%
Unrated	76,762	44.9%	52.9%
	$170,841	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 6/30/17	As of 6/30/16
	9.0 years	9.3 years	(3)

Rent Estimates for Current Assets

Year	GAAP (4)	Cash (4)	Difference
2017 - remaining	$176,197	$166,269	$(9,928)
2018	343,971	329,953	(14,018)

Footnotes

(1)	Six months ended 6/30/2017 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 6/30/2017.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(3)	Adjusted to reflect NY land leases to first purchase option date.
(4)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 6/30/2017, and (3) no properties are sold or acquired after 6/30/2017.
(5)	Houston, TX (Industrial Terminals Management L.L.C.) and Missouri City, TX (Vulcan Construction Materials, LP) reclassed to industrial from "other".

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LEXINGTON REALTY TRUST

Other Revenue Data (Continued)

6/30/2017

($000)

Same-Store NOI (1)

	Six months ended June 30,
	2017	2016
Total Cash Rent	$147,306	$148,368
Tenant Reimbursements	12,400	13,284
Property Operating Expenses	(19,856)	(18,525)
Same-Store NOI	$139,850	$143,127

Change in Same-Store NOI	(2.3%)

Same-Store Percent Leased (2)	As of 6/30/17	As of 6/30/16
	97.8%	98.9%

Lease Escalation Data (3)

Footnotes

(1)	NOI is on a consolidated cash basis for all consolidated properties except properties acquired and sold in 2017 and 2016 and properties subject to mortgage loans in default at June 30, 2017. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	Excludes properties acquired or sold in 2017 and 2016 and properties subject to mortgage loans in maturity default as of 6/30/2017.
(3)	Based on six months consolidated cash rents for single-tenant leases (properties greater than 70% leased) owned as of June 30, 2017. Excludes parking operations and rents from prior tenants.

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LEXINGTON REALTY TRUST

Portfolio Detail By Asset Class

6/30/2017

($000, except square footage)

Asset Class	YE 2014	YE 2015	YE 2016	Q2 2017

Office
% of ABR (1)	51.2%	49.6%	52.9%	53.3%
LTL (5)	31.4%	23.2%	26.9%	34.0%
STL (6)	68.6%	76.8%	73.1%	66.0%
Leased	98.6%	99.6%	99.6%	99.6%
Wtd. Avg. Lease Term (2)	7.4	7.2	7.2	7.9
Mortgage Debt	$426,635	$329,696	$490,948	$479,528
% Investment Grade (1)	53.3%	48.0%	48.1%	50.9%
Square Feet	13,264,134	12,847,877	11,569,940	11,317,187

Industrial
% of ABR (1)	25.4%	30.5%	39.7%	41.2%
LTL (5)	47.9%	47.4%	50.8%	47.2%
STL (6)	52.1%	52.6%	49.2%	52.8%
Leased	99.7%	99.6%	99.9%	99.9%
Wtd. Avg. Lease Term (2)	8.8	10.1	10.4	10.4
Mortgage Debt	$177,951	$292,293	$240,790	$218,485
% Investment Grade (1)	26.6%	27.9%	26.2%	26.5%
Square Feet	22,745,140	25,693,585	27,476,653	29,702,504

Multi-Tenant
% of ABR (1)	8.6%	3.0%	3.8%	2.6%
Leased	53.9%	44.1%	43.2%	57.4%
Wtd. Avg. Lease Term (2)	6.9	3.4	3.0	2.9
Mortgage Debt	$116,763	$14,118	$10,586	$10,535
% Investment Grade (1)	19.3%	36.9%	14.2%	17.8%
Square Feet	2,414,889	2,301,864	2,971,126	1,817,486

Other
% of ABR (1)	14.8%	16.9%	3.6%	2.9%
LTL (5)	86.8%	88.0%	42.7%	43.7%
STL (6)	13.2%	12.0%	57.3%	56.3%
Leased	94.3%	98.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)(3)	18.2	18.5	14.6	16.5
Mortgage Debt	$226,645	$255,218	$2,849	$2,060
% Investment Grade (1)	4.5%	3.3%	17.8%	21.7%
Square Feet	1,447,724	1,426,697	1,306,578	1,049,205

Loans Receivable	$105,635	$95,871	$94,210	$-
Construction in progress (4)	$121,184	$103,954	$111,771	$31,976

Footnotes

(1)	Percentage of GAAP rent, excluding termination income, for consolidated properties owned as of each respective period.
(2)	Cash basis.
(3)	Cash basis adjusted to reflect NY land leases to the first purchase option date, as applicable.
(4)	Includes development classified as real estate under construction on a consolidated basis.
(5)	Long-term leases ("LTL") are defined as leases having a remaining term of ten years or longer.
(6)	Short-term leases ("STL") are defined as leases having a remaining term of less than ten years.

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LEXINGTON REALTY TRUST

Portfolio Composition

6/30/2017

Footnotes

(1)	Based on gross book value of real estate assets and real estate under construction as of 6/30/2017; excludes held for sale assets.
(2)	Based on respective period GAAP rent, excluding termination income.

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LEXINGTON REALTY TRUST

Components of Net Asset Value

6/30/2017

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six month net operating income (NOI) (1)
Office	$84,562
Industrial	65,499
Multi-Tenant	1,866
Other	2,944
Total Net Operating Income	$154,871

Lexington's share of non-consolidated six month NOI (1)
Office	$220
Other	458
$678
Other income
Advisory fees	$525

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets less than 70% leased	$67,789
Wholly-owned assets acquired in 2017 (2)	$213,813
Non-consolidated asset completed in 2016	$57,870

Add other assets:
Assets held for sale	$5,984
Development investment at cost incurred	32,289
Cash and cash equivalents	93,279
Restricted cash	35,939
Accounts receivable, net	5,407
Other assets	32,935
Total other assets	$205,833

Liabilities:
Corporate level debt (face amount)	$1,134,120
Mortgages and notes payable (face amount)	710,608
Liabilities held for sale	324
Dividends payable	48,037
Accounts payable, accrued expenses and other liabilities	55,828
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,411
Total deductions	$2,054,098

Common shares & OP units at 6/30/2017	244,267,121

Footnotes

(1)	NOI for the existing property portfolio at June 30, 2017, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% and assets acquired in 2017. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington's net book value has been used. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	Excludes Lake Jackson, TX, which is included in NOI above.

24

LEXINGTON REALTY TRUST

Top Markets

6/30/2017

	Core Based Statistical Area (2)	Percent of GAAP Rent as of 6/30/17 (1)
1	Houston-Sugar Land-Baytown, TX	10.8%
2	Dallas-Fort Worth-Arlington, TX	4.9%
3	Memphis, TN-MS-AR	4.7%
4	Kansas City, MO-KS	4.3%
5	Kennewick-Pasco-Richland, WA	3.8%
6	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.8%
7	Phoenix-Mesa-Scottsdale, AZ	3.6%
8	Richmond, VA	3.4%
9	Chicago-Naperville-Joliet, IL-IN-WI	2.9%
10	Detroit-Warren-Livonia, MI	2.6%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
12	Denver-Aurora, CO	2.3%
13	Columbus, OH	2.2%
14	Las Vegas-Paradise, NV	2.0%
15	Charlotte-Concord-Gastonia, NC-SC	2.0%
16	San Jose-Sunnyvale-Santa Clara, CA	1.9%
17	Jackson, MS	1.8%
18	Atlanta-Sandy Springs-Marietta, GA	1.6%
19	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.5%
20	Indianapolis-Carmel, IN	1.4%
	Total Top Markets (3)	64.2%

Footnotes

(1)	Six months ended 6/30/2017 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 6/30/2017.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Single-Tenant Office Markets (1)(2)

6/30/2017

Footnotes

(1)	Six months ended 6/30/2017 GAAP rent, excluding termination income, recognized for consolidated single-tenant office properties owned as of 6/30/2017.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

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LEXINGTON REALTY TRUST

Tenant Industry Diversification (1)

6/30/2017

Footnotes

(1)	Six months ended 6/30/2017 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 6/30/2017.

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LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

6/30/2017

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Rent as of 6/30/2017 ($000) (1)	Percent of GAAP Rent as of 6/30/2017 ($000) (1) (2)
The Dow Chemical Company	1	664,100	1.5%	$7,193	4.2%
Preferred Freezer Services of Richland, LLC / Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC	1	456,412	1.0%	6,566	3.8%
FedEx Corporation / Federal Express Corporation	2	661,616	1.5%	6,075	3.6%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC / Dana Holding Corporation and Dana Limited	7	2,053,359	4.7%	4,970	2.9%
United States of America	3	398,214	0.9%	4,862	2.8%
Nissan North America, Inc.	2	1,691,049	3.9%	4,813	2.8%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	3,937	2.3%
McGuireWoods LLP	1	224,537	0.5%	3,592	2.1%
Morgan, Lewis & Bockius LLP	1	289,432	0.7%	3,494	2.0%
Industrial Terminals Management, L.L.C. / Maritime Holdings (Delaware) LLC	1	132,449	0.3%	3,386	2.0%
	21	7,047,291	16.1%	$48,888	28.6%

Footnotes

(1)	Six months ended 6/30/2017 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 6/30/2017.
(2)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

6/30/2017

($000)

Year	Number of Leases Expiring	GAAP Rent as of 6/30/2017	Percent of GAAP Rent as of 6/30/2017	Percent of GAAP Rent as of 6/30/2016
2017 - remaining	5	$2,355	1.4%	2.5%
2018	22	9,110	5.5%	6.4%
2019	25	15,789	9.6%	8.0%
2020	12	7,860	4.8%	6.0%
2021	12	10,839	6.6%	5.7%
2022	5	5,810	3.5%	2.6%
2023	11	6,705	4.1%	3.1%
2024	12	9,035	5.5%	3.7%
2025	18	15,876	9.6%	8.7%
2026	14	9,040	5.5%	5.5%
Thereafter	54	72,741	44.0%	44.0%

Total (1)	190	$165,160	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties, parking operations and lease termination income.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

6/30/2017

($000)

Year	Number of Leases Expiring	GAAP Rent as of 6/30/2017	Percent of GAAP Rent as of 6/30/2017
2017 - remaining	29	$2,514	1.5%
2018	37	10,063	6.0%
2019	32	16,569	9.8%
2020	16	7,926	4.7%
2021	17	12,314	7.3%
2022	5	5,810	3.4%
2023	11	6,705	4.0%
2024	14	9,125	5.4%
2025	19	16,081	9.5%
2026	14	9,040	5.3%
Thereafter	55	72,889	43.1%

Total (1)	249	$169,036	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations and lease termination income.

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LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2017	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	529	550	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	160	194	-	-
	12/1/2017	800 East Canal St.	Richmond	VA	5	CRG-Richmond Tenant, LLC	42,947	165	165	-	-
2018	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	73	73	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	392	456	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	254	264	-	-
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	492	681	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	106	112	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	296	296	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	320,198	2,705	2,689	33,168	05/2019
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	734	891	-	-
		820 Gears Rd.	Houston	TX	—	Ricoh USA, Inc.	78,895	575	569	-	-
	2/28/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	DMC Insurance Inc.	3,764	35	35	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	155,925	1,232	1,232	15,779	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	3,507	3,529	-	-
	6/30/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	553	726	8,657	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	951	968	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins Inc.	390,100	2,270	2,381	14,075	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	1,134	1,157	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	571	743	8,845	12/2019
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	4	National-Louis University	91,879	748	810	9,228	N/A
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,122	1,250	19,225	02/2020
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	387	382	-	-
	6/30/2020	3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	495	481	-	-
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	837	904	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	573	736	8,489	10/2020
	9/30/2020	9200 South Park Center Loop	Orlando	FL	4	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	568	584	9,309	N/A
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	119	119	-	-
2021	1/31/2021	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	2,149	2,213	-	-
	3/31/2021	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	30	30	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	1,887	1,887	13,392	01/2021
		2050 Roanoke Rd.	Westlake	TX	—	Charles Schwab & Co., Inc.	130,199	612	626	-	-
	8/31/2021	333 Three D Systems Cir.	Rock Hill	SC	—	3D Systems Corporation	80,028	344	355	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,164	1,284	12,965	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,092	1,153	-	-
2022	5/30/2022	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	1,673	1,827	-	-
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	Versum Materials US, LLC	95,133	875	828	-	-
	7/31/2022	1440 E 15th St.	Tucson	AZ	—	CoxCom, LLC	28,591	280	280	-	-
	12/31/2022	231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	2,311	2,243	-	-
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	—	Rogue Wave Software, Inc.	20,000	172	145	-	-

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	1,713	1,849	-	-
	6/30/2023	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	64	155	-	-
	8/31/2023	400 Butler Farm Rd.	Hampton	VA	7	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company) / Wisconsin Physicians Service Insurance Corp.	100,632	503	518	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	3,321	3,535	40,593	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	287	281	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	975	938	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	1,013	939	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC (HQ Global Workplaces LLC)	14,236	150	150	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	627	595	-	-
	11/30/2024	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	142,500	978	1,024	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	845	819	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	809	859	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	1,402	1,533	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	105	107	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	1,483	1,537	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	122	122	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	711	677	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	—	Schlumberger Holdings Corp.	554,385	3,019	2,712	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	85,200	583	583	-	-
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	60,000	564	564	-	-
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	138,443	1,113	1,097	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	555	571	-	-
	4/30/2026	800 East Canal St.	Richmond	VA	—	Richmond Belly Ventures, LLC (David Duke, Lauren Duke, Terrence Kee, Cara Kee and John Bokel)	2,568	38	38	-	-
	6/30/2026	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. / Time Incorporated	132,981	377	554	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	68,693	634	556	-	-
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	104,807	869	839	-	-
2027	1/31/2027	1701 Market St.	Philadelphia	PA	—	Drybar Holdings LLC	1,975	68	51	-	-
	2/28/2027	800 East Canal St.	Richmond	VA	—	Pacific Summit Energy LLC (Sumitomo Corporation of Americas)	8,503	24	24	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	86,877	644	610	-	-
	6/30/2027	3902 Gene Field Rd.	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	98,849	997	930	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	42,290	320	303	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	150,000	1,250	1,034	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	169,585	2,440	2,182	34,117	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	80,011	1,046	889	-	-
	12/31/2027	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	92,326	597	658	-	-
2028	4/30/2028	9655 Maroon Cir.	Englewood	CO	—	TriZetto Corporation	166,912	1,922	1,817	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	2,126	1,545	-	-
	3/31/2029	2800 High Meadow Cir.	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	278,000	1,773	1,605	-	-
2030	8/31/2030	800 East Canal St.	Richmond	VA	—	McGuireWoods LLP	224,537	3,592	3,324	57,500	02/2031
	9/30/2030	800 East Canal St.	Richmond	VA	—	CCA Industries, Inc. (The Riverstone Group, LLC),	25,707	346	327	-	-
2031	1/10/2031	810 Gears Rd.	Houston	TX	—	United States of America	68,985	749	712	-	-
	3/1/2031	800 East Canal St.	Richmond	VA	—	Towne Bank	26,047	366	316	-	-
2032	4/30/2032	1210 AvidXchange Ln.	Charlotte	NC	—	AvidXchange, Inc.	201,450	1,041	903	-	-
	10/31/2032	143 Diamond Ave.	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	49,024	642	547	-	-

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	252,400	2,528	2,131	-	-
2033	3/31/2033	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	1,170	1,418	-	-
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	127,810	1,655	1,469	-	-
2036	10/31/2036	270 Abner Jackson Pkwy.	Lake Jackson	TX	—	The Dow Chemical Company	664,100	7,193	6,065	194,186	10/2036
2088	8/8/2088	800 East Canal St.	Richmond	VA	—	The City of Richmond, Virginia	-	206	206	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	1,345	1,345	-	-
	Vacancy	1701 Market St.	Philadelphia	PA	—	Available for lease	699	-	-	-	-
		810 Gears Rd.	Houston	TX	—	Available for lease	9,910	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Available for lease	36,809	-	-	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased	11,317,187	$91,072	$89,411	$479,528

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2017	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	543	577	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Geodis Logistics LLC (OHH Acquisition Corporation)	639,800	958	1,055	-	-
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	16	ODW Logistics, Inc.	772,450	671	674	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	512	512	-	-
		904 Industrial Rd.	Marshall	MI	20	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	349	421	-	-
	12/31/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	430	443	-	-
		120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	369	369	-	-
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	421	421	-	-
		749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company and Jacobson Transportation Company, Inc.)	150,000	236	266	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	1,305	1,409	17,103	09/2019
	12/31/2019	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	281	281	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	450	450	-	-
		2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	704	711	-	-
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	156	156	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	1,714	1,714	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	476	600	7,154	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	617	656	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	206	221	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	746	644	-	-
2021	3/31/2021	2455 Premier Row	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	393	254	-	-
	5/31/2021	291 Park Center Dr.	Winchester	VA	—	Kraft Heinz Foods Company	344,700	711	684	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	906	937	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	873	1,014	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	678	707	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	671	670	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	453	439	-	-
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	155	155	-	-
2024	1/31/2024	1285 W. State Road 32	Lebanon	IN	—	Continental Tire the Americas, LLC	741,880	855	445	-	-
	3/31/2024	1520 Lauderdale Memorial Hwy.	Cleveland	TN	—	General Electric Company	851,370	352	355	-	-
	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	899	981	2,716	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	1,318	1,281	-	-
	10/31/2024	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	311,612	736	700	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	673	673	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	844	844	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	604	604	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	268	268	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	1,419	1,419	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	851	1,148	7,698	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	1,031	1,051	-	-
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	18,620	275	275	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	500,500	1,269	2,233	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	310,000	643	597	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	475,218	580	556	-	-
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	289	289	-	-
		3931 Lakeview Corporate Dr.	Edwardsville	IL	—	AMAZON.COM.DEDC, LLC (Amazon.com, Inc.)	769,500	1,346	1,250	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	646,000	1,083	1,079	-	-
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	241,977	573	567	-	-

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	408,000	666	669	7,221	10/2018
2027	1/31/2027	27200 West 157th St.	New Century	KS	—	Amazon.com.ksdc, LLC (Amazon.com, Inc.)	446,500	432	368	-	-
	2/28/2027	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	847	796	-	-
		554 Nissan Pkwy.	Canton	MS	—	Nissan North America, Inc.	1,466,000	3,100	2,922	-	-
	4/30/2027	16407 Applewhite Rd.	San Antonio	TX	—	Carrier Corporation (United Technologies Corporation)	849,275	17	15	-	-
	6/30/2027	1501 Nolan Ryan Expy.	Arlington	TX	—	Arrow Electronics, Inc.	74,739	203	19	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	264,598	406	391	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	140,330	2,568	2,385	44,834	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	—	United States Cold Storage, Inc	296,972	1,085	1,054	21,759	11/2017
2029	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	276,782	870	810	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	855,878	2,194	1,997	-	-
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	208,000	465	425	-	-
2031	10/31/2031	1020 W. Airport Rd.	Romeoville	IL	—	ARYZTA LLC (ARYZTA AG)	188,166	1,772	1,650	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	-	1,062	952	-	-
	10/31/2032	27255 SW 95th Ave.	Wilsonville	OR	—	Pacific Foods of Oregon, Inc. d/b/a Pacific Natural Foods	508,277	1,560	1,289	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	180,235	1,278	1,113	-	-
	10/31/2034	1001 Innovation Rd.	Rantoul	IL	—	Bell Sports, Inc. (Vista Outdoor Inc.)	813,126	2,098	1,808	-	-
2035	3/31/2035	13863 Industrial Rd.	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	187,800	1,217	1,032	-	-
		7007 F.M. 362 Rd.	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	262,095	955	810	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's LLC	164,007	1,049	933	-	-
	8/31/2035	2800 Polar Way	Richland	WA	9	Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	456,412	6,566	5,504	110,000	01/2026
	10/22/2035	2860 Clark St.	Detroit	MI	—	FCA US LLC (f/k/a Chrysler Group LLC)	189,960	1,102	1,102	-	-
2036	5/31/2036	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	673,518	1,341	1,185	-	-
	6/30/2036	100 Ryobi Drive	Anderson	SC	—	One World Technologies, Inc. (Techtronic Industries Co. Ltd.)	1,327,022	2,223	1,830	-	-
2037	3/31/2037	4005 E I-30	Grand Prairie	TX	—	O'Neal Metals (Texas), L.P. (O'Neal Industries, Inc.)	215,000	52	43	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	132,449	3,386	2,833	-	-
N/A	Vacancy	3350 Miac Cove Rd.	Memphis	TN	—	Available for lease	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.9% Leased	29,702,504	$70,406	$66,990	$218,485

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Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft.	Percentage Leased	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
10300 Kincaid Dr.	Fishers	IN	11	Available for lease	193,000	0%	245	302	-	-
104 & 110 Front St.	Memphis	TN	4	Available for lease	37,229	0%	-	-	3,496	N/A
11511 Luna Rd.	Farmers Branch	TX	—	International Business Machines Corporation	181,072	43%	528	500	-	-
1311 Broadfield Blvd.	Houston	TX	11	Saipem America, Inc. (Saipem S.p.A.)	155,407	53%	363	279	-	-
13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	1,158	1,231	-	-
1460 Tobias Gadson Blvd.	Charleston	SC	—	Vallen Distribution, Inc.	50,076	41'%	189	189	7,039	02/2021
2210 Enterprise Dr.	Florence	SC	—	Caliber Funding, LLC	176,557	21%	346	377	-	-
5104 North Franklin Rd.	Lawrence	IN	—	Available for lease	28,721	0%	-	-	-	-
6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	97%	1,157	1,132	-	-
854 Paragon Way	Rock Hill	SC	13	Available for lease	104,497	0%	-	-	-	-
King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	53%	350	350	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE				57.4% Leased	1,817,486		$4,336	$4,360	$10,535

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 Property Leases and Vacancies - Consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
OTHER PROPERTIES
2018	2/26/2018	4831 Whipple Ave., NW	Canton	OH	—	Best Buy Co., Inc.	46,350	233	233	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	41	41	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	St. Anthony Supermarket Corp. (Anthony Pena, Marina Pena, Anthony Corona and Robert Corona)	59,613	298	40	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Stores of Illinois LLC / Kmart Corporation	94,970	164	14	304	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears, Roebuck and Co / Kmart Corporation	107,210	376	16	346	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	120,727	241	24	510	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	107,489	278	25	542	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	90,933	173	17	358	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	94	93	-	-
	6/30/2019	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC / K-VA-T Food Stores, Inc.	42,130	64	64	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	100	100	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	48	48	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	99	99	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	56	56	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	44	44	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	39	39	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	39	39	-	-
2023	2/28/2023	291 Talbert Blvd.	Lexington	NC	18	Food Lion, LLC / Delhaize America, Inc.	23,000	69	69	-	-
		733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	78	80	-	-
		2411 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	83	83	-	-
	7/1/2023	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	94	80	-	-
2026	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	118	118	-	-
2028	11/30/2028	832 N. Westover Blvd .	Albany	GA	19	Gander Mountain Company	45,554	279	263	-	-
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	-	108	130	-	-
2043	2/28/2043	1237 W. Sherman Ave.	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	39,287	573	573	-	-
2048	12/31/2048	30 Light St.	Baltimore	MD	—	30 Charm City, LLC	-	149	149	-	-
2055	1/31/2055	499 Derbyshire Dr.	Venice	FL	—	Littlestone Brotherhood LLC (Ralph Little)	31,180	954	655	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	—	201 NC Leasehold LLC	-	135	135	-	-
OTHER TOTAL/WEIGHTED AVERAGE						100.0% Leased	1,049,205	$5,027	$3,327	$2,060

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						98.1% Leased (17)	43,886,382	$170,841	$164,088	$710,608

Footnotes

1	Square footage leased or available.
2	Six months ended 6/30/2017 cash rent. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
3	Six months ended 6/30/2017 GAAP rent, excluding termination income.
4	Mortgage encumbering the property is in default as of 6/30/2017.
5	Part of Richmond, Virginia property, which is primarily leased to McGuireWoods LLP.
6	Lexington has a 71.1% interest in this property.
7	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company) lease for 100,632 square feet expires 12/31/2019; however, 71,073 square feet is then leased to Wisconsin Physicians Service Insurance Corp. through 8/31/2023.
8	Multi-tenant properties are properties less than 50% leased to a single tenant; however, Houston, TX, considered multi-tenant as 27,213 square feet of Saipem America, Inc.'s lease expires 10/2017.
9	ConAgra Foods, Inc. provides credit support.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	21,365 square feet is leased to 7/31/2025.
13	Property classified as held for sale at 6/30/2017 and sold subsequent to 6/30/2017.
14	The multi-tenanted properties incurred approximately $2.5 million in operating expenses, net for the six months ended 6/30/2017.
15	Heidelberg Americas, Inc. lease expires 3/30/2021; however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 6/30/2017, lease extended to 06/2020.
17	Consolidated portfolio is 98.1% leased, excluding properties owned subject to mortgages in maturity default.
18	Property sold subsequent to 6/30/2017.
19	Tenant has declared bankruptcy; however, lease has not been rejected.
20	Subsequent to 6/30/2017, lease extended to 09/2028.

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Property Leases and Vacancies - Non-consolidated Portfolio - 6/30/2017

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft.	LXP % Ownership	GAAP Rent as of 6/30/2017 ($000) (3)	Cash Rent as of 6/30/2017 ($000) (2)	6/30/2017 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES
2028	3/31/2028	100 Gander Way	Palm Beach Gardens	FL	4	Gander Mountain Company	120,000	25%	1,514	1,458	14,010	03/2018
2029	1/31/2029	18839 McKay Blvd.	Humble	TX	—	Triumph Rehabilitation Hospital of Northeast Houston, LLC (RehabCare Group, Inc.)	55,646	15%	1,366	1,251	13,933	08/2017
2033	10/31/2033	607 & 611 Lumsden Professional Ct.	Brandon	FL	1	BluePearl Holdings, LLC	8,500	15%	100	100	-	-
		4525 Ulmerton Rd.	Clearwater	FL	1	BluePearl Holdings, LLC	3,000	15%	60	60	-	-
		455 Abernathy Rd.	Atlanta	GA	1	BluePearl Holdings, LLC	32,000	15%	604	492	-	-
		820 Frontage Rd.	Northfield	IL	1	BluePearl Holdings, LLC	14,000	15%	232	232	-	-
		4126 Packard Rd.	Ann Arbor	MI	1	BluePearl Holdings, LLC	3,500	15%	27	27	-	-
		29080 Inkster Rd.	Southfield	MI	1	BluePearl Holdings, LLC	38,000	15%	637	556	18,791	11/2018
2036	8/31/2036	2203 North Westgreen Blvd.	Katy	TX	—	British Schools of America, LLC	274,000	25%	3,100	3,100	-	-
NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100.0% Leased	548,646		$7,640	$7,276	$46,734

Footnotes

1	All mortgage notes are cross-collateralized and cross-defaulted.
2	Six months ended 6/30/2017 cash rent.
3	Six months ended 6/30/2017 GAAP rent, excluding termination income.
4	Tenant has declared bankruptcy; however, lease has not been rejected.

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Select Credit Metrics Summary (1)

	6/30/2017

Adjusted Company FFO Payout Ratio	74.5%

Unencumbered Assets	$3.22 billion

Unencumbered NOI	72.0%

(Debt + Preferred) / Gross Assets	42.0%

Debt/Gross Assets	39.9%

Secured Debt / Gross Assets	15.4%

Net Debt / Adjusted EBITDA	5.4	x

(Net Debt + Preferred) / Adjusted EBITDA	5.7	x

Credit Facilities Availability (2)	$395.4 million

Development / Gross Assets	0.7%

Footnotes

(1)	See reconciliations of non-GAAP measures in this document. Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Subject to covenant compliance.

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FINANCIAL COVENANTS (1)

Corporate Level Debt

	Must be:	6/30/2017
Bank Loans:

Maximum Leverage	< 60%	42.8%
Fixed Charge Coverage	> 1.5x	2.6x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	17.5%
Unsecured Debt Service Coverage	> 2.0x	5.3x
Unencumbered Leverage	< 60%	33.1%

Bonds:

Debt to Total Assets	< 60%	40.7%
Secured Debt to Total Assets	< 40%	15.6%
Debt Service Coverage	> 1.5x	4.0x
Unencumbered Assets to Unsecured Debt	> 150%	302.3%

Footnotes

(1)	The following is a summary of the key financial covenants for Lexington's credit facility and term loans and senior notes, as defined and calculated per the terms of the credit facility and term loans and senior notes, as applicable. These calculations are presented to show Lexington's compliance with such covenants only and are not measures of Lexington's liquidity or performance.

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Consolidated Properties: Mortgages and Notes Payable

6/30/2017

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Mortgages with Balloons
Lisle, IL	(b)	$9,228	6.500%	N/A	$-	$9,228
Memphis, TN	(b)	3,496	5.710%	N/A	-	3,496
Orlando, FL	(b)	9,309	5.722%	N/A	-	9,309
McDonough, GA	(j)	21,759	6.110%	11/2017	672	21,651
Erwin, NY		7,221	5.910%	10/2018	728	6,637
Overland Park, KS		33,168	5.891%	05/2019	2,657	31,812
Kansas City, MO		15,779	5.883%	05/2019	1,268	15,179
Columbus, IN		14,075	2.210%	07/2019	4,757	4,993
Meridian, ID		8,657	6.010%	08/2019	753	7,675
Streetsboro, OH		17,103	5.749%	09/2019	1,344	16,338
Lenexa, KS		8,845	6.270%	12/2019	774	7,770
Boca Raton, FL		19,225	6.470%	02/2020	1,542	18,414
Oakland, ME		8,489	5.930%	10/2020	750	7,660
Lavonia, GA		7,154	5.460%	12/2020	741	5,895
Charleston, SC		7,039	5.850%	02/2021	520	6,632
Whippany, NJ		12,965	6.298%	11/2021	1,344	10,400
Chester, SC		7,698	5.380%	08/2025	1,144	362
Richland, WA		110,000	4.000%	01/2026	4,400	99,492
Lenexa, KS		34,117	3.700%	11/2027	2,889	10,000
Richmond, VA		57,500	5.191%	02/2031	3,026	53,176
Lake Jackson, TX		194,186	4.040%	10/2036	12,065	11,305
Subtotal/Wtg. Avg./Years Remaining (i)		$607,013	4.714%	10.3	$41,374	$357,424

Full Amortizing Mortgages
Manteca, CA		542	7.750%	07/2018	385	-
Watertown, NY		510	7.750%	07/2018	362	-
Fairlea, WV		358	7.750%	07/2018	254	-
San Diego, CA		346	7.750%	07/2018	245	-
Galesburg, IL		304	7.750%	07/2018	216	-
North Berwick, ME		2,716	3.560%	04/2019	1,532	-
Wall, NJ		13,392	6.250%	01/2021	3,774	-
Palo Alto, CA		40,593	3.970%	12/2023	7,059	-
Long Island City, NY		44,834	3.500%	03/2028	4,623	-

Subtotal/Wtg. Avg./Years Remaining (i)		$103,595	4.126%	7.7	$18,450	$-

Subtotal/Wtg. Avg./Years Remaining (i)		$710,608	4.628%	9.9	$59,824	$357,424

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Consolidated Properties: Mortgages and Notes Payable

6/30/2017

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Corporate (f)
Term Loan	(g)	$250,000	2.192%	08/2020	$5,556	$250,000
Term Loan	(h)	255,000	2.523%	01/2021	6,523	255,000
Senior Notes		250,000	4.250%	06/2023	10,625	250,000
Senior Notes		250,000	4.400%	06/2024	11,000	250,000
Trust Preferred Notes	(d)	129,120	2.870%	04/2037	3,757	129,120
Subtotal/Wtg. Avg./Years Remaining (i)		$1,134,120	3.284%	6.5	$37,461	$1,134,120
Total/Wtg. Avg./Years Remaining (i)	(e)	$1,844,728	3.802%	7.9	$97,285	$1,491,544

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Loan is in maturity default as of June 30, 2017.
(c)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(d)	Rate is three month LIBOR plus 170 bps.
(e)	See reconciliations of non-GAAP measures in this document.
(f)	Unsecured.
(g)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.09% through February 2018 via interest rate swap agreements.
(h)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.42% through January 2019 via interest rate swap agreements.
(i)	Total shown may differ from detailed amounts due to rounding.
(j)	Loan satisfied subsequent to June 30, 2017.

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Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2017

Joint Venture	Debt Balance ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (3)	Balloon Payment ($000)
Rehab Humble Lessee (1)	$13,933	4.700%	08/2017	$134	$13,908
Gan Palm Beach Lessee (2)	14,010	3.700%	03/2018	632	13,768
BP Lessee (1)	18,791	4.010%	11/2018	764	18,791
Total/Wtg. Avg. (1)/Years Remaining (2)	$46,734	4.123%	0.8	$1,530	$46,467

Joint Venture	Debt Balance ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (3)	Balloon Payment ($000)
BS Lessee (4)	$50,349	7.500%	09/2031	$5,726	$-

Footnotes

(1)	Lexington has a 15% equity interest in the joint venture; loan maturity extended to 09/2017.
(2)	Lexington has a 25% equity interest in the joint venture.
(3)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(4)	Lexington has a 25% equity interest in the joint venture. Lexington is the lender of this mortgage pursuant to the joint venture agreement.

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Debt Maturity Schedule

6/30/2017

($000)

Consolidated Properties

Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2017-remaining	$14,747	$43,684	$-
2018	29,812	6,637	-
2019	26,681	83,767	-
2020	23,178	31,969	250,000
2021	23,433	17,032	255,000
	$117,851	$183,089	$505,000

Footnotes

(1)	Percentage denotes weighted-average interest rate.

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Selected Balance Sheet and Income Statement Account Data

6/30/2017

($000)

Balance Sheet

Other assets	$32,935

The components of other assets are:

Deposits	$1,426
Equipment	581
Prepaids	2,994
Other receivables	1,554
Deferred lease incentives	17,713
Lake Jackson developer escrows	7,942
Interest rate swap derivative asset	600
Other	125

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$33,901

Accounts payable and accrued expenses	$11,403
CIP accruals and other	3,802
Taxes	351
Deferred lease and loan costs	12,172
Deposits	1,139
Escrows	711
Transaction / build-to-suit costs	4,166
Interest rate swap derivative liability	157

Income Statement - Six months ended June 30, 2017

Non-cash interest expense, net	$987

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NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in the Quarterly Earnings Press Release, in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investments ability to fund cash needs.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) by the acquisition/completion cost (or sale) price.

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LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS (CONTINUED)

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods excluding properties encumbered by mortgage loans in default and the revenue associated with the expansion of properties, as applicable. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties and certain other properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington 's financial performance since it does not reflect the operations of Lexington's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington's results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

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LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES

($000)

Six months ended June 30, 2017

Cash Rent Reconciliation:

Rental revenue as reported	$176,219

Rental revenue from sold properties	(2,753)
Lease termination income	(2,625)

GAAP rent per supplement	170,841

GAAP rent adjustments: (1)
Straight-line adjustments	(8,295)
Lease incentives	911
Amortization of above/below market leases	631

Cash rent per supplement	$164,088

Consolidated debt reconciliation June 30, 2017:

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (2)	$703,845	$6,763	$-	$710,608
Term loans payable (3)	501,602	3,398	-	505,000
Senior notes payable(3)	494,780	3,576	1,644	500,000
Trust preferred securities (3)	127,146	1,974	-	129,120
Consolidated debt	$1,827,373	$15,711	$1,644	$1,844,728

Footnotes

(1)	Individual items are adjusted for sold properties, which were previously reflected in the reconciliation.
(2)	Secured.
(3)	Unsecured.

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LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Same-Store NOI Reconciliation:

	Six months ended June 30,
	2017	2016

Net Income	$49,585	$107,133

Interest and amortization expense	38,941	45,572
Provision for income taxes	799	637
Depreciation and amortization	85,211	84,399
General and administrative	17,598	15,522
Transaction costs	488	214
Non-operating income	(3,992)	(6,420)
Gains on sales of properties	(44,433)	(42,341)
Impairment charges and loan loss	21,591	3,014
Debt satisfaction charges, net	46	3,356
Equity in (earnings) losses of non-consolidated entities	1,347	(6,054)
Lease termination income	(2,625)	(13,382)
Straight-line adjustments	(8,550)	(24,380)
Lease incentives	941	842
Amortization of above/below market leases	860	955

Net Operating Income - ("NOI")	157,807	169,067

Less NOI:
Disposed of properties	(1,063)	(23,103)
Acquired properties	(15,464)	(1,088)
Properties in default	(1,430)	(1,749)

Same-Store NOI	$139,850	$143,127

NOI for NAV:

Six months ended
June 30, 2017

NOI per above	$157,807
Less NOI:
Disposed of properties	(1,063)
Assets held for sale	187
Assets acquired in 2017 (1)	(2,075)
Assets less than 70% leased / Other	15
NOI for NAV	$154,871

Footnotes

(1)	Excludes Lake Jackson, TX.

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LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation to Adjusted EBITDA:

		Three months ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Trailing 12 Months

Net income (loss) attributable to
Lexington Realty Trust shareholders	$7,152	$42,040	$16,001	$(25,352)	$39,841
Interest and amortization expense	19,216	19,725	19,459	23,001	81,401
Provision for income taxes	377	422	340	462	1,601
Depreciation and amortization	42,320	42,891	41,361	40,288	166,860
Straight-line adjustments	(5,641)	(2,909)	(2,051)	(11,317)	(21,918)
Lease incentives	510	431	417	414	1,772
Amortization of above/below market leases	346	514	530	572	1,962
Gains on sales of properties	(10,240)	(34,193)	(23,097)	(16,072)	(83,602)
Impairment charges and loan loss	13,599	7,992	24,332	72,890	118,813
Debt satisfaction (gains) charges, net	46	-	157	(2,538)	(2,335)
Non-cash charges, net	1,987	2,146	2,092	2,296	8,521

Pro-rata share adjustments:
Non-consolidated entities adjustment	3,880	(1,066)	(319)	360	2,855
Noncontrolling interests adjustment	7	(13)	698	(2,495)	(1,803)

Adjusted EBITDA	$73,559	$77,980	$79,920	$82,509	$313,968

50

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation of Select Credit Metrics:

Adjusted Company FFO Payout:	Six months ended June 30, 2017		(Debt + Preferred) / Gross Assets:	Six months ended June 30, 2017
Common share dividends per share	$0.35		Consolidated debt	$1,827,373
Adjusted Company FFO per diluted share	0.47		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	74.5%		Debt and preferred	$1,924,143

Unencumbered Assets:			Total assets	$3,366,803
Real estate, at cost	$4,242,737		Plus depreciation and amortization:
held for sale real estate, at cost	5,941		Real estate	1,185,911
less encumbered real estate, at cost	(1,032,850)		Deferred lease costs	26,350
Unencumbered assets	$3,215,828
			Gross assets	$4,579,064
Unencumbered NOI:
NOI	$157,807		(Debt + Preferred) / Gross Assets	42.0%
Disposed of properties NOI	(1,063)
Adjusted NOI	156,744		Debt / Gross Assets:
less encumbered adjusted NOI	(43,930)		Consolidated debt	$1,827,373
Unencumbered adjusted NOI	$112,814
Unencumbered NOI %	72.0%		Gross assets	$4,579,064

Net Debt / Adjusted EBITDA:			Debt / Gross assets	39.9%
Adjusted EBITDA	$313,968
			Secured Debt / Gross Assets:
Consolidated debt	$1,827,373		Mortgages and notes payable	$703,845
less cash and cash equivalents (1)	(122,670)
Net debt	$1,704,703		Gross assets	$4,579,064

Net debt / Adjusted EBITDA	5.4	x	Secured Debt / Gross Assets	15.4%

(Net Debt + Preferred) / Adjusted EBITDA:
Adjusted EBITDA	$313,968		Development / Gross Assets:
			Investment in real estate under construction	$29,442
Net debt	$1,704,703		Construction in progress	2,534
Preferred shares liquidation preference	96,770		Development	$31,976
Net debt + preferred	$1,801,473
			Gross assets	$4,579,064
(Net Debt + Preferred) / Adjusted EBITDA	5.7	x
			Development / Gross Assets	0.7%

Footnotes

(1)	Includes funds held at 1031 exchange intermediaries.

51

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(562) 637-1371

Jeffries & Company, Inc.
Jon Peterson	(212) 284-1705

52

LEXINGTON
REALTY TRUST

**LEXINGTON REALTY TRUST**

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